Exhibit 10.57

Abbott Laboratories

Description of Base Salary of Named Executive Officers

Set forth below are the base salaries, effective December 31, 2011 and March 1, 2012, of the chief executive officer, chief financial officer, Richard A. Gonzalez, Laura J. Schumacher, and James V. Mazzo, all of whom were named executive officers in 2011.

Miles D. White

Chairman of the Board and Chief Executive Officer

Base Salary
December 31, 2011	$1,900,000
March 1, 2012	$1,900,000

Thomas C. Freyman

Executive Vice President, Finance and

Chief Financial Officer

Base Salary
December 31, 2011	$946,700
March 1, 2012	$946,700

Richard A. Gonzalez

Executive Vice President,

Pharmaceutical Products Group

Base Salary
December 31, 2011	$825,000
March 1, 2012	$825,000

Laura J. Schumacher

Executive Vice President,

General Counsel and Secretary

Base Salary
December 31, 2011	$827,500
March 1, 2012	$827,500

James V. Mazzo

Senior Vice President,

Abbott Medical Optics

Base Salary
December 31, 2011	$798,300
March 1, 2012	$798,300